Exhibit 99.1

CareDx Reports Second Quarter 2023 Results
BRISBANE, Calif., August 8, 2023 -- CareDx, Inc. (Nasdaq: CDNA) — The Transplant Company™ focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers -- today reported financial results for the second quarter ended June 30, 2023.
Second Quarter 2023 Highlights and Other Recent Updates
•CareDx received the industry’s first and only multimodal MolDX approval in transplant with HeartCare for Medicare patients.

•CareDx received the industry’s first and only donor-derived cell-free DNA (dd-cfDNA) MolDX approval for lung transplant patients with AlloSure® Lung for Medicare patients.

•Reported revenue of $70.3 million, a decrease of 13% year-over-year due to the impact of the Medicare Billing Article revisions.

•Reported testing services revenue of $53.4 million, a decrease of 20% year-over-year. Archived growth in non-testing services business with revenues of $9.0 million for Patient and Digital Solutions and $7.9 million for Products, representing year-over-year growth of 33% and 17%, respectively.

•Achieved over 80% adoption of new test requisition forms (TRFs) by the end of June, two quarters ahead of target.

•Delivered approximately 37,500 patient test results for AlloMap® and AlloSure, a decline of approximately 17% year-over-year, driven by the impact of the Medicare Billing Article revisions and operational adjustments required of customers.

•Collected over $20.0 million in incremental cash, driven by cash collections at 110% of revenue for testing services in the last three quarters.

•Maintained strong balance sheet with $283 million of cash and cash equivalents, and marketable securities, with no debt.

“We are proud to continue our transplant innovation leadership, as the first and only company to receive Medicare coverage for multimodality in transplantation with HeartCare, and dd-cfDNA in lung with AlloSure Lung,” said Reg Seeto, CEO and President of CareDx. “A key focus for the second quarter was operational execution of the Billing Article revisions and we are pleased to achieve over 80 percent adoption rate for our new TRFs, well ahead of target.”
Second Quarter 2023 Financial Results
Revenue for the three months ended June 30, 2023, was $70.3 million, a decrease of 13% compared with $80.6 million in the second quarter of 2022. Testing services revenue for the quarter was $53.4 million, compared with $67.1 million in the same period in 2022. This includes approximately $7.8 million in revenue associated with AlloSure Kidney Medicare tests that the Company did not submit for reimbursement in the first quarter of 2023.
Total AlloSure and AlloMap patient results provided in the quarter were approximately 37,500, representing a decrease of approximately 17% as compared to the same quarter a year ago, and primarily attributable to the impact of the Medicare Billing Article revisions on AlloSure Kidney testing volumes.

For the second quarter of 2023, net loss was $25.0 million, compared to a net loss of $21.7 million in the same period in 2022. Basic and diluted net loss per share in the second quarter of 2023 was $0.46, compared to basic and diluted net loss per share of $0.41 in the second quarter of 2022.
Non-GAAP net loss was $9.9 million in the second quarter of 2023, compared to a non-GAAP net loss of $7.0 million in the second quarter of 2022. Basic and diluted non-GAAP net loss per share was $0.18 in the second quarter of 2023, compared to a basic and diluted non-GAAP net loss per share of $0.13 in the second quarter of 2022.
Adjusted EBITDA for the second quarter of 2023 was a loss of $10.4 million, compared to an adjusted EBITDA loss of $5.7 million in the second quarter of 2022.
Cash and cash equivalents and marketable securities were $283 million as of June 30, 2023.
2023 Guidance
For the full year 2023, CareDx expects revenue to be in the range of $240 to $260 million.
About CareDx – The Transplant Company™
CareDx, Inc., headquartered in Brisbane, California, is a leading precision medicine solutions company focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers. CareDx offers testing services, products, and digital healthcare solutions along the pre- and post-transplant patient journey, and is the leading provider of genomics-based information for transplant patients. For more information, please visit: www.CareDx.com.
Forward Looking Statements
This press release includes forward-looking statements with respect to expectations regarding its 2023 revenue. All statements other than statements of historical fact contained in this press release, including statements regarding the future financial position of CareDx, including financial targets, business strategy and plans and objectives for future operations, are forward-looking statements. These forward-looking statements are based upon information that is currently available to CareDx and its current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, all of which are difficult to predict and many of which are beyond our control, including general economic and market factors, and global economic and marketplace uncertainties, among others discussed in CareDx’s filings with the Securities and Exchange Commission (the “SEC”), including but not limited to, the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed by CareDx with the SEC on February 27, 2023, the quarterly report on Form 10-Q for the quarter ended March 31, 2023 filed by CareDx with the SEC on May 10, 2023, and the quarterly report on Form 10-Q for the quarter ended June 30, 2023 to be filed by CareDx with the SEC on or about August 8, 2023, and other reports that CareDx has filed with the SEC. Any of these may cause CareDx’s actual results, performance, or achievements to differ materially and adversely from those anticipated or implied by CareDx’s forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. CareDx expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures
CareDx has presented in this release certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis, including non-GAAP cost of testing services, non-GAAP cost of product, non-GAAP cost of patient and digital solutions, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP other income (expense), net, non-GAAP income tax expense, non-GAAP gross profit, non-GAAP gross margin (%), non-GAAP net loss, non-GAAP basic and diluted net loss per share, adjusted EBITDA, adjusted revenue from testing services, and adjusted total revenue. We define non-GAAP net loss and per share results as the GAAP net loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of contingent consideration; acquisition-related impairment charges and amortization of purchased intangible assets and related tax effects; costs involved with completing an acquisition; unrealized loss on investments; restructuring charges and certain other charges. We define adjusted EBITDA as non-GAAP net loss before net interest income, income tax benefit, depreciation and other expense, net. This release also contains adjusted revenue from testing services, which was prepared on a non-GAAP basis that excludes the $7.8 million revenue associated with the recognized AlloSure Kidney Medicare claims. We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

CareDx, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue:
Testing services revenue	$53,414	$67,135	$115,198	$133,579
Product revenue	7,876	6,714	14,737	13,502
Patient and digital solutions revenue	9,011	6,785	17,628	12,969
Total revenue	70,301	80,634	147,563	160,050
Operating expenses:
Cost of testing services	15,324	18,230	30,620	35,858
Cost of product	3,926	3,887	7,992	8,286
Cost of patient and digital solutions	6,637	5,422	13,241	10,277
Research and development	20,233	22,632	44,590	44,512
Sales and marketing	21,630	26,950	44,861	50,098
General and administrative	29,327	25,232	57,359	51,791
Restructuring costs	848	—	848	—
Total operating expenses	97,925	102,353	199,511	200,822
Loss from operations	(27,624)	(21,719)	(51,948)	(40,772)
Other income (expense):
Interest income, net	2,871	478	5,537	667
Change in estimated fair value of common stock warrant liability	3	48	10	75
Other expense, net	(271)	(553)	(2,245)	(1,376)
Total other income (expense)	2,603	(27)	3,302	(634)
Loss before income taxes	(25,021)	(21,746)	(48,646)	(41,406)
Income tax benefit (expense)	68	49	(56)	61
Net loss	$(24,953)	$(21,697)	$(48,702)	$(41,345)
Net loss per share:
Basic	$(0.46)	$(0.41)	$(0.91)	$(0.78)
Diluted	$(0.46)	$(0.41)	$(0.91)	$(0.78)
Weighted-average shares used to compute net loss per share:
Basic	53,846,260	53,249,545	53,745,299	53,133,149
Diluted	53,846,260	53,249,545	53,745,299	53,133,149

CareDx, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$87,786	$89,921
Marketable securities	194,887	203,168
Accounts receivable	51,625	66,312
Inventory	18,840	19,232
Prepaid and other current assets	7,676	9,216
Total current assets	360,814	387,849
Property and equipment, net	36,084	35,529
Operating leases right-of-use assets	32,118	34,689
Intangible assets, net	43,529	43,051
Goodwill	39,655	37,523
Restricted cash	584	522
Other assets	2,036	3,828
Total assets	$514,820	$542,991
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$9,880	$9,942
Accrued compensation	14,441	16,902
Accrued and other liabilities	50,175	49,131
Total current liabilities	74,496	75,975
Deferred tax liability	51	—
Common stock warrant liability	—	32
Deferred payments for intangible assets	4,224	2,418
Operating lease liability, less current portion	30,589	33,406
Other liabilities	247	249
Total liabilities	109,607	112,080
Commitments and contingencies
Stockholders’ equity:
Common stock	52	52
Additional paid-in capital	923,514	898,806
Accumulated other comprehensive loss	(8,450)	(7,503)
Accumulated deficit	(509,903)	(460,444)
Total stockholders’ equity	405,213	430,911
Total liabilities and stockholders’ equity	$514,820	$542,991

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Cost of testing services reconciliation:
GAAP cost of testing services	$15,324	$18,230	$30,620	$35,858
Stock-based compensation expense	(492)	(566)	(971)	(585)
Acquisition related-amortization of purchased intangibles	(329)	(329)	(658)	(658)
Non-GAAP cost of testing services	$14,503	$17,335	$28,991	$34,615
Cost of product reconciliation:
GAAP cost of product	$3,926	$3,887	$7,992	$8,286
Stock-based compensation expense	(274)	(402)	(634)	(530)
Acquisition related-amortization of purchased intangibles	(416)	(437)	(834)	(890)
Non-GAAP cost of product	$3,236	$3,048	$6,524	$6,866
Cost of patient and digital solutions reconciliation:
GAAP cost of patient and digital solutions	$6,651	$5,422	$13,255	$10,277
Stock-based compensation expense	(367)	(391)	(769)	(583)
Acquisition related-amortization of purchased intangibles	(255)	(236)	(503)	(472)
Restructuring costs	(14)	—	(14)	—
Non-GAAP cost of patient and digital solutions	$6,015	$4,795	$11,969	$9,222
Research and development expenses reconciliation:
GAAP research and development expenses	$20,478	$22,632	$44,835	$44,512
Stock-based compensation expense	(1,704)	(2,323)	(3,666)	(4,513)
Restructuring costs	(245)	—	(245)	—
Non-GAAP research and development expenses	$18,529	$20,309	$40,924	$39,999
Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$22,178	$26,950	$45,409	$50,098
Stock-based compensation expense	(2,779)	(3,907)	(6,516)	(7,030)
Acquisition related-amortization of purchased intangibles	(606)	(543)	(1,201)	(1,148)
Restructuring costs	(548)	—	(548)	—
Non-GAAP sales and marketing expenses	$18,245	$22,500	$37,144	$41,920
General and administrative expenses reconciliation:
GAAP general and administrative expenses	$29,368	$25,232	$57,400	$51,791
Stock-based compensation expense	(7,084)	(5,004)	(13,898)	(9,986)
Change in estimated fair value of contingent consideration	(67)	(500)	(488)	(564)
Acquisition related fees and expenses	—	(186)	(284)	(329)
Restructuring costs and charges	(41)	—	(99)	—
Non-GAAP general and administrative expenses	$22,176	$19,542	$42,631	$40,912
Total other income (expense) reconciliation:
GAAP other income (expense), net	$2,603	$(27)	$3,302	$(634)
Unrealized (gain) loss on long-term marketable equity securities	(53)	(21)	857	486
Asset impairments and write-downs	—	—	1,000	—
Other charges (income)	7	(11)	28	17
Non-GAAP other income (expense), net	$2,557	$(59)	$5,187	$(131)
Income tax benefit (expense) reconciliation:
GAAP income tax benefit (expense)	$68	$49	$(56)	$61
Tax effect related to amortization of purchased intangibles	(100)	(107)	(201)	(220)
Non-GAAP income tax expense	$(32)	$(58)	$(257)	$(159)

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin
(Unaudited)
(In thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Total revenue	$70,301	$80,634	$147,563	$160,050
GAAP cost of sales	25,901	27,539	51,867	54,421
GAAP gross profit	44,400	53,095	95,696	105,629
Stock-based compensation expense	1,133	1,359	2,374	1,698
Restructuring costs	14	—	14	—
Acquisition related-amortization of purchased intangibles	1,000	1,002	1,995	2,020
Non-GAAP gross profit	$46,547	$55,456	$100,079	$109,347
Non-GAAP gross margin %	66%	69%	68%	68%

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
GAAP net loss	$(24,953)	$(21,697)	$(48,702)	$(41,345)
Stock-based compensation expense	12,700	12,593	26,454	23,227
Asset impairments and write-downs	—	—	1,000	—
Unrealized (gain) loss on long-term marketable equity securities	(53)	(21)	857	486
Acquisition related-amortization of purchased intangibles	1,606	1,545	3,196	3,168
Acquisition related fees and expenses	—	186	284	329
Change in estimated fair value of contingent consideration	67	500	488	564
Restructuring costs and charges	848	—	906	—
Tax effect related to amortization of purchased intangibles	(100)	(107)	(201)	(220)
Other charges (income)	7	(11)	28	17
Non-GAAP net loss	$(9,878)	$(7,012)	$(15,690)	$(13,774)

GAAP basic and diluted net loss per share	$(0.46)	$(0.41)	$(0.91)	$(0.78)

Non-GAAP basic net loss per share	$(0.18)	$(0.13)	$(0.29)	$(0.26)
Non-GAAP diluted net loss per share	$(0.18)	$(0.13)	$(0.29)	$(0.26)

Shares used in computing non-GAAP basic net loss per share	53,846,260	53,249,545	53,745,299	53,133,149
Shares used in computing non-GAAP diluted net loss per share	53,846,260	53,249,545	53,745,299	53,133,149

CareDx, Inc.
Reconciliation of Non-GAAP to Adjusted EBITDA
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Non-GAAP net loss	$(9,878)	$(7,012)	$(15,690)	$(13,774)
Interest income	(2,871)	(478)	(5,537)	(667)
Income tax benefit (expense)	68	58	(56)	159
Depreciation expense	2,052	1,162	3,860	2,102
Other expense, net	279	537	664	798
Adjusted EBITDA	$(10,350)	$(5,733)	$(16,759)	$(11,382)

CareDx, Inc.
Reconciliation of GAAP Revenue to Adjusted Revenue
(Unaudited)
(In thousands)

	Three Months Ended June 30, 2023
	Testing Services	Total Revenue
GAAP revenue	$53,414	$70,301
Recognized AlloSure Kidney Medicare claims	(7,771)	(7,771)
Total adjusted revenue	$45,643	$62,530

CareDx, Inc.

Media Relations
Anna Czene
818-731-2203
aczene@caredx.com

Investor Relations
Greg Chodaczek
investor@caredx.com